Exhibit 10.1

Subscription Agreement of American Brivision (Holding) Corp.
Series A Convertible Preferred Stock

This Subscription Agreement (this “Subscription Agreement”) is dated [●], 2019, by and between the investor identified on the signature page hereto (the “Investor”) and American Brivision (Holding) Corp., a Nevada corporation (the “Company”). The parties agree as follows:

1.	Subscription.

Investor agrees to buy and the Company agrees to sell to Investor such number of shares (the “Shares”) of the Company’s Series A Convertible Preferred Stock, $0.001 par value per share (the “Preferred Stock”), as set forth on the signature page hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Shares the Investor has agreed to purchase and (y) the purchase price per share as set forth on the signature page hereto.

The Shares are being registered for sale pursuant to a Registration Statement on Form S-1, as amended, Registration No. 333-228387 (the “Registration Statement”). The Registration Statement has been declared effective by the Securities and Exchange Commission (the “Commission”) prior to issuance of any Shares and acceptance of any Investor’s subscription. The prospectus, however, is subject to change. A final prospectus and/or prospectus supplement will be delivered to the Investor as required by law.

The Shares are being offered by Boustead Securities, LLC (the “Underwriter”) as Underwriter on a “best efforts” up to $20,000,000. The Underwriter also has the option for a period of 45 days to increase the maximum offering size up to $[●] solely to cover over-subscription, if any. The completion of the purchase and sale of the Shares (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Underwriter in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon satisfaction or waiver of all the conditions to closing set forth in the preliminary prospectus contained in the Registration Statement when it is declared effective by the Commission, at the Closing (i) the Purchase Price deposited by the Investor subsequent to the declaration of effectiveness of the Registration Statement by wire transfer of immediately available funds to the Company’s escrow account per wire instructions as provided on the signature line below shall be released to the Company, and (ii) the Company shall cause the Shares to be delivered to the Investor (A) through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Delivery Instructions,” or (B) if requested by the Investor on the signature page hereto or if the Company is unable to make the delivery through the facilities of The Depository Trust Company’s DWAC system, through the book-entry delivery of Shares on the books and records of the transfer agent in accordance with the instructions set forth on the signature page attached hereto under the heading “DRS Electronic Book Entry Delivery Instructions.” If delivery is made by book entry on the books and records of the transfer agent, the Company shall send written confirmation of such delivery to the Investor at the address indicated on the Signature Page hereof. No fractional Shares shall be purchased and any excess funds representing fractional Shares shall be returned to the Investor. By payment of the Shares, the Investor acknowledges receipt of the Registration Statement and any amendment, the terms of which govern the investment in the Shares.

Each of the Underwriter and any participating broker dealers (the “Members”) shall confirm, via the sales agency agreement, selected dealer agreement or master selected dealer agreement, as applicable, that it will comply with Rule 15c2-4 of the Exchange Act (“Rule 15c2-4”). As per Rule 15c2-4 and Notice to Members 84-7 issued by the Financial Industry Regulatory Authority, Inc. (“Notice 84-7”), all checks that are accompanied by a subscription agreement will be promptly sent along with the subscription agreements to the Offering Deposit Account by noon the next business day. In regard to monies being wired from an investor’s bank account, the Members shall request the investors to send their wires by the business day immediately following the receipt of a completed subscription document, however, the Company cannot insure the investors will forward their respective monies as per Notice 84-7. In regards to monies being sent from an investors account held at the participating broker, the funds will be “promptly transmitted” to the escrow agent following the receipt of a completed subscription document and completed wire instructions by the investor to send funds to the Offering Deposit Account. Absent unusual circumstances, funds in customer accounts will be transmitted by noon of the next business day. In the event that the offering does not close for any reason prior to the termination date set forth in the Registration Statement, all funds deposited in the escrow account will be returned to investors promptly in accordance with the terms of the Offering Deposit Account Agency Agreement and applicable law.

2.	Certifications, Representations and Warranties.

In order to induce the Company to accept this Subscription Agreement for the Shares and as further consideration for such acceptance, the Investor hereby makes, adopts, confirms and agrees to all of the following covenants, acknowledgments, representations and warranties with the full knowledge that the Company and its affiliates will expressly rely thereon in making a decision to accept or reject this Subscription Agreement:

a.	The Investor understand that the Company reserves the right to, in its sole discretion, accept or reject this Subscription Agreement, in whole or in part, for any reason whatsoever, and to the extent not accepted, unused funds transmitted herewith shall be returned to the undersigned in full, with any interest accrued thereon.

b.	The Investor has received the Registration Statement or otherwise had access to the electronic filing on the SEC website.

c.	The Investor is purchasing the Shares for its own account.

d.	The Investor has reviewed and accurately filled out the information set forth in Exhibit A;

e.	The Investor has reviewed and accurately filled out the information set forth in Exhibit B;

f.	If the Investor is not a “U.S. Person” as defined in Rule 902 under the Securities Act, such Investor is resident in the jurisdiction set out under on the signature page of this Subscription Agreement and Investor has reviewed and accurately filled out the information set forth in Exhibit C attached hereto;

g.	If the Investor is an “accredited investor”, as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), the information set forth on Exhibit D hereto is complete and accurate; and

h.	The Investor hereby represents and warrants that the Investor is not, and is not acting as an agent, representative, intermediary or nominee for any person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, the Investor has complied with all applicable U.S. laws, regulations, directives, and executive orders relating to anti-money laundering including but not limited to the following laws: (1) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (2) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001.

By making the foregoing representations, Investor has not waived any right of action Investor may have under federal or state securities laws. Any such waiver would be unenforceable. The Company will assert Investor’s representations as a defense in any subsequent litigation where such assertion would be relevant. This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of California without giving effect to the principles of conflict of laws.

3.	Miscellaneous.

This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format. All communications hereunder, except as otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile or e-mail transmission, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing (i) to the Company: as set forth on the signature page hereto and (ii) to the Investor: as set forth on the signature page hereto. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

[SIGNATURE PAGE FOLLOWS]

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[Signature Page to Subscription Agreement for American BriVision (Holding) Corporation]

If the foregoing correctly sets forth the agreement of the parties, please confirm this by signing and returning to us the duplicate copy of this Subscription Agreement.

Number of Shares:	AMERICAN BRIVISION (HOLDING) CORPORATION
Purchase Price per Share: $
Aggregate Purchase Price: $
By:
Name:
Title:

Address Notice:
American BriVision (Holding) Corporation 44370 Old Warm Springs Blvd., Fremont, CA 94538 Attn: Dr. Howard Doong, Chief Executive Officer

INVESTOR

By:
Name:
Title:

Address:
Phone:
SSN or EIN:

➢	Check Method of Payment:

☐ Check enclosed: $

OR

☐ Please wire $                                          from my account held at:

Account Title:                                            Account Number:

To the following instructions:

ABA Routing No: 122242869

SWIFT Code: PMERUS66

Bank Name: Pacific Mercantile Bank

Bank Address: 949 South Coast Dr., Costa Mesa, CA 92626

Beneficiary Account Name: FinTech Clearing as Agent for the Investors in American BriVision (Holding) Corporation

Beneficiary Account No: 45764168

Beneficiary Address: 6 Venture, Suite 265, Irvine, CA 92618

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➢	Check Method of Delivery of The Shares:

☐ DWAC Delivery Instructions:

1.	___________________________________________________________
Name of DTC Participant (broker dealer at which the account or accounts to be credited with the Shares are maintained)

2.	___________________________________________________________
DTC Participant Number

3.	_______________________________________________________________
Name of Account at DTC Participant being credited with the Shares

4.	_______________________________________________________________
Account Number of DTC Participant being credited with the Shares

OR

☐ DRS Electronic Book Entry Delivery Instructions:

Name in which Shares should be issued:

Name: __________________________

Address: ________________________

Attention: ________________________

Telephone No.: ___________________

Please email back the completed Subscription Agreement to

angela@boustead1828.com or fax to +1(949) 266-5789

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EXHIBIT A

Certificate For The Purchase of Initial Public Offerings of Equity Securities

Pursuant to FINRA Rule 5130 (formerly NASD Rule 2790) (the “New Issue Rule”), firms may not sell or cause to be sold a new issue (as defined in the New Issue Rule; generally, initial public offerings of equity securities) to any account in which a restricted person holds a beneficial interest unless the account qualifies for a general exemption under the New Issue Rule. We require that you sign and return this Certificate indicating whether or not your account is eligible to purchase Shares in accordance with the New Issue Rule.

In addition, pursuant to FINRA Rule 5131 (the “IPO Allocation Rule”), firms may not under certain circumstances allocate shares of a new issue to any account in which an executive officer or director of a public company or a covered non-public company, or a person materially supported by such executive officer or director (collectively, “Covered Persons”), has a beneficial interest unless the account qualifies for a general exemption.

In addition, in connection with any new issue, you hereby represent that you will not act as a finder or in a fiduciary capacity to any managing underwriter of any new issue and that you shall notify us immediately in the event that such representation ceases to be true and correct.

All bolded terms relating to the New Issue Rule or the IPO Allocation Rule are defined in Annex A.

SECTION A. NEW ISSUE RULE (FINRA RULE 5130) (CHECK ONE BOX ONLY)

The undersigned hereby certifies, on behalf of each account for which it purchases new issues on or after the date hereof, that:

☐	The account(s) is eligible to purchase new issues either because no restricted person (which includes those accounts that satisfy a general exemption listed on Annex A and/or, are not restricted persons based on the definition set forth in Annex A) holds a beneficial interest in the account(s), or because the account(s) has implemented procedures to reduce the beneficial interests of all restricted persons with respect to new issues to below in the aggregate 10%, and the undersigned hereby represents that it will follow such procedures in connection with the purchase by the account(s) of all new issues;

OR

☐	The undersigned is a conduit (such as a bank, foreign bank, broker/dealer or investment adviser) and all purchases of new issues are, and will be, in compliance with the New Issue Rule. If the beneficial interests of all restricted persons in any one account(s) exceeds in the aggregate 10% of the account(s) but the account(s) has implemented procedures to reduce the beneficial interest of all restricted persons with respect to new issues to below in the aggregate 10%, the Investor hereby represents that it will follow such procedures in connection with the purchase by the account(s) of all new issues.

SECTION B. IPO ALLOCATION RULE (FINRA RULE 5131)

The undersigned hereby certifies, on behalf of each account for which it purchases new issues on or after the date hereof, that such account is eligible to purchase new issues either because:

(i) No person that holds a beneficial interest in the account is a Covered Person;

OR

(ii) The account is eligible to purchase new issues because the account (A) meets a general exemption (See Annex A), or (B) has implemented procedures to reduce the beneficial interests of all Covered Persons of a particular company with respect to new issues to in the aggregate below 25%, and the Investor hereby represents that it will follow such procedures in connection with the purchase by the account of all new issues.

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For purposes of clause (ii) above, the undersigned is entitled to presume that any beneficial interests in an account held by a Qualifying Private Fund (except for interests of beneficial owners that are control persons of the investment adviser to that Qualifying Private Fund) are not held by a Covered Person.

The undersigned hereby certifies that the undersigned is authorized to provide this Certification and that the undersigned, or an authorized representative of the account, will promptly notify Boustead Securities in the event this Certification ceases to be true and correct. In connection with the U.S. Securities & Exchange Commission’s electronic delivery of information requirements, the undersigned agrees to receive electronic mail for the purpose of recertifying this Certification through negative consent and to notify Boustead Securities in writing if the undersigned does not agree to receive such communications.

Institution Name	Address, City, State, Zip

Name of Authorized Signatory	Date (mm/dd/yy)	Tax ID / EIN / Reg No

Title of Authorized Signatory	Telephone

Signature of Authorized Signatory	Email Address

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Annex A

General Exemptions:

1.	An investment company registered under the Investment Company Act of 1940.

2.	A common trust fund or similar fund as described in Section 3(a)(12)(A)(iii) of the Securities Exchange Act of 1934, provided that: (i) the fund has investments from 1,000 or more accounts, and (ii) the fund does not limit beneficial interests in the fund principally to trust accounts of restricted persons.

3.	An insurance company general, separate or investment account, provided: (i) the account is funded by premiums from 1,000 or more policyholders or, if a general account, the insurance company has 1,000 or more policyholders, and (ii) the insurance company does not limit the policyholders whose premiums are used to fund the account principally to restricted persons, or if a general account, the insurance company does not limit its policyholders principally to restricted persons.

4.	An account, including a fund, limited partnership, joint back office broker-dealer or other entity, if the beneficial interests of:

a.	For purposes of Section A, restricted persons, in the aggregate, do not exceed 10% of the account under the New Issue Rule (FINRA Rule 5130);

b.	For purposes of Section B, covered persons of a particular company, in the aggregate, do not exceed 25% of the account under the IPO Allocation Rule (FINRA Rule 5131).

5.	A publicly traded entity (other than a broker-dealer authorized to engage in the public offering of new issues either as a selling group member or underwriter, or an affiliate of such a broker-dealer) that is: (i) listed on a U.S. national securities exchange, (ii) a non-U.S. issuer whose securities meet the quantitative designation criteria for listing on a national securities exchange.

6.	An investment company organized under the laws of a non-U.S. jurisdiction, provided that: (i) the investment company is listed on a non-U.S. exchange or authorized for sale to the public by a non-U.S. regulatory authority, and (ii) no person owning 5% or more of the shares of the investment company is a restricted person.

7.	An ERISA benefit plan that is qualified under Section 401(a) of the Internal Revenue Code; provided that the plan is not sponsored solely by a broker-dealer.

8.	A state or municipal government benefits plan that is subject to state or municipal regulation.

9.	A tax-exempt charitable organization under Section 501(c)(3) of the Internal Revenue Code.

10.	A church plan under Section 414(e) of the Internal Revenue Code.

Restricted Persons/Entities under the New Issue Rule:

1.	A FINRA member firm or other broker-dealer.

2.	An officer, director, general partner, associated person or employee of a FINRA member firm or any other broker-dealer (other than a limited business broker-dealer).

3.	An agent of a FINRA member firm or any other broker-dealer (other than a limited business broker-dealer) that is engaged in the investment banking or securities business.

4.	A person who has authority to buy or sell securities for a bank, savings and loan association, insurance company, investment company, investment adviser (whether or not registered as an investment adviser) or collective investment account.

5.	A person listed, or required to be listed, on one of the following schedules to Form BD as filed, or required to be filed, with the SEC by a broker- dealer (other than with respect to a limited broker-dealer): (i) Schedule A, unless the person is identified by an ownership code of less than 10%; (ii) Schedule B, unless the person’s listing on Schedule B relates to an ownership interest in a person that is listed on Schedule A and identified by an ownership code of less than 10%; or (iii) Schedule C, unless the person would be excluded under the percentage ownership criteria for Schedule A or B above.

6.	A person that directly or indirectly owns an interest, in the amounts specified below, of a public reporting company listed, or required to be listed, on Schedule A or B of Form BD relating to a broker-dealer (other than a limited business broker-dealer), unless the public reporting company is listed on a national securities exchange: (i) 10% or more of a public reporting company listed, or required to be listed, on Schedule A; or (ii) 25% or more of a public reporting company listed, or required to be listed, on Schedule B.

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7.	A person acting: (i) as a finder in connection with any new issue in which the person is participating or (ii) in a fiduciary capacity to the managing underwriter(s) in connection with any new issue in which the person is participating.

8.	An immediate family member of: (i) a person specified in items 2-7 that materially supports, or receives support from, that person; (ii) a person specified in items 2-3 that is employed by or associated with the FINRA member or its affiliate selling the new issue to the immediate family member, or that has an ability to control the allocation of the new issue; or (iii) a person specified in items 5-6 that is an owner of the FINRA member or its affiliate selling the new issue to the immediate family member, or that has an ability to control the allocation of the new issue.

Other New Issue Rule and IPO Allocation Rule Definitions:

1.	Associated person or employee of a FINRA member firm. (1) Any natural person registered with FINRA and (2) any natural person, whether or not registered or exempt from registration with FINRA, who is a sole proprietor, partner, officer, director, or branch manager of a FINRA member firm, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA member firm (for example, any employee).

2.	Beneficial interest. Any economic interest, including the right to share in gains or losses, other than management or performance based fees for operating a collective investment account, or other fees for acting in a fiduciary capacity.

3.	Collective investment account. Any hedge fund, investment partnership, investment corporation, or any other collective investment vehicle that is engaged primarily in the purchase and sale of securities, but not (1) a legal entity that is beneficially owned solely by immediate family members or (2) an investment club comprising a group of friends, neighbors, business associates or others who pool their money to invest in stock or other securities and are collectively responsible for making investment decisions.

4.	Covered non-public company. Any non-public company satisfying the following criteria: (i) income of at least $1 million in the last fiscal year or in two of the last three fiscal years and shareholders' equity of at least $15 million; (ii) shareholders' equity of at least $30 million and a two-year operating history; or (iii) total assets and total revenue of at least $75 million in the latest fiscal year or in two of the last three fiscal years.

5.	Covered Person. An executive officer or director of a public company or a covered non-public company, or a person materially supported by such executive officer or director.

6.	Executive officer or director. Any (i) person named as an executive officer or director in a U.S. public company’s most recent proxy filed with the SEC or in an annual report filed with the SEC on Form 10-K or Form 20-F, (ii) executive officer or director of a foreign company that is registered with the SEC under the ’34 Act, as amended, or (iii) executive officer or director of a covered non-public company.

7.	Finder. A person who receives compensation for identifying potential investors in an offering.

8.	FINRA Member. A member of the Financial Industry Regulatory Authority or any person or entity associated with a FINRA member firm.

9.	Immediate family member. A person’s parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law and children, and any other individual to whom the person provides material support.

10.	IPO Allocation Rule. FINRA Rule 5131.

11.	Limited business broker-dealer. Any broker-dealer whose authorization to engage in the securities business is limited solely to the purchase and sale of investment company/variable contracts securities and direct participation program securities.

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12.	Material support. Directly or indirectly providing more than 25% of a person’s income in the prior calendar year. Members of the immediate family living in the same household are deemed to be providing each other with material support.

13.	New Issue Rule. FINRA Rule 5130.

14.	Public Company. Any company that is registered under Section 12 of the Securities Exchange or files period reports pursuant to Section 15(d) thereof.

15.	Qualifying Private Fund. An unaffiliated private fund invested in an account that: (i) is managed by an investment adviser; (ii) has assets greater than $50 million; (iii) owns less than 25% of the account and is not a fund in which a single investor has a beneficial interest of 25% or more; and (iv) was not formed for the specific purpose of investing in the account.

16.	Unaffiliated Private Fund: A “private fund”, as defined in Section 202(a)(29) of the Investment Advisers Act, whose investment adviser does not have a control person in common with the investment adviser to the account. A control person of an investment adviser for these purposes is a person with direct or indirect “control” over the investment adviser, as that term is defined in Form ADV.

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EXHIBIT B

Suitability Questionnaire

(Each responding individual must complete his/her own Suitability Questionnaire)

Name of Individual Investor OR Name of Person Answering Questions on behalf of an Entity/Trust/IRA Investor: __________________________________________________

A.	Please list all of the educational institutions you have attended (including colleges, and specialized training schools) and indicate the dates attended and the degree(s) obtained from each (if any).

From	To	Institution	Degree

B.	Please provide the following information concerning your business experience:

B-1. Indicate your principal business experience or other occupations during the last ten years. (Please list your present, or most recent, position first and the others in reverse chronological order.)

From	To	Name and Address of Employer	Position

B-2. Describe, in greater detail, your present or most recent business or occupation, as listed in your answer to Question B-1. Please indicate such information as the nature of your employment, the principal business of your employer, the principal activities under your management or supervision and the scope (e.g., dollar volume, industry rank, etc.) of such activities.

B-3. Describe any significant business you engage in or intend to engage in other than as specified above.

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C.	Please provide the following information concerning your financial experience:

C-1. Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

	Substantial Experience	Limited Experience	No Experience
Stock & Bonds	☐	☐	☐
Penny Stocks	☐	☐	☐
Government Securities	☐	☐	☐
Municipal (tax-exempt) Securities	☐	☐	☐
Stock options	☐	☐	☐
Commodities	☐	☐	☐
Real estate programs	☐	☐	☐
Securities for which no market exists	☐	☐	☐
Limited partnerships (tax deferred)	☐	☐	☐
Investments generally	☐	☐	☐

C-2. For those investments for which you indicated “substantial experience” above, please answer the following additional questions by checking the appropriate box:

(a)	Do you make your own investment decisions with respect to such investments? (Please check the appropriate box with respect to your involvement in making investment decisions).

☐	Always

☐	Usually (i.e. most often)

☐	Frequently (i.e. regularly)

☐	Rarely

(b)	What are your principal sources of investment knowledge or advice? (You may check more than one.)

☐	First-hand experience with industry

☐	Financial publication(s)

☐	Trade or industry publication(s)

☐	Banker(s)

☐	Broker(s)

☐	Investment Adviser(s)

☐	Attorney(s)

☐	Accountant(s)

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C-3. Indicate by check mark whether you maintain any of the following types of accounts over which you, rather than a third party, exercise investment discretion, and the length of time you have maintained each type of account.

Securities (cash)	____	____	Number of years
	Yes	No

Securities (margin)	____	____	Number of years
	Yes	No

Commodities	____	____	Number of years
	Yes	No

C-4. Risk Exposure:

☐	Speculative

☐	Aggressive

☐	Moderate

☐	Low

C-5 Please state the approximate number and total dollar amount of your prior investments in restricted securities (e.g., private placements):

Total Number ______________ Total Amount Invested: $________________

C-6 What % of your net worth is invested in restricted securities (e.g., private placements): $____________________

C-7 My current net worth, after making this investment and exclusive of homes, furnishings, and automobiles is: $_________

C-8. Please provide in the space below any additional information which would indicate that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in restricted securities of private or thinly traded enterprise.

C-9. Are you, your spouse, or any other immediate family members, including parents, in-laws, and siblings that are dependents, an officer, director or greater than ten percent (10%) shareholder of the Company?

____	____
Yes	No

C-10. Are you, your spouse, or any other immediate family members, including parents, in-laws, and siblings that are dependents, employed by or associated with the securities industry (for example, investment advisor, sole proprietor, partner, officer, director, branch manager or broker at a broker-dealer firm or municipal securities dealer) or a financial regulatory agency, such as FINRA or the New York Stock Exchange?

____	____
Yes	No

If Yes, please provide the name and contact information for such firm.

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C-11. Are you a senior military, governmental or political official in a non-US country?

____	____
Yes	No

If Yes, please provide the name of the country.

___________________________________________________.

C-12. If you are over 65 years old, please provide the name and contact phone number of a trusted contact:

Name	Contact Number

C-13. Time horizon for the investment (# of Months): __________________

C-14. Liquidity Needs (check one): ____ High ____ Medium ____ Low

C-15. If you are over 65 years old, please provide the name and contact phone number of a trusted contact:

Name	Contact Number

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EXHIBIT C

Non-U.S. Person Representations

The Investor indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Company as follows:

1.	At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Shares, such person or entity was outside the United States.

2.	Such person or entity is acquiring the Shares for such person’s own account, for investment and not for distribution or resale to others and is not purchasing the Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

3.	Such person or entity will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such person or entity will not resell the Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

4.	Such person or entity has no present plan or intention to sell the Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Shares and is not acting as a Distributor of such securities.

5.	Neither such person or entity, its Affiliates nor any Person acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

6.	Such person or entity consents to the placement of a restrictive legend pursuant to applicable laws on any certificate or other document evidencing the Shares.

7.	Such person or entity is not acquiring the Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

8.	Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the investment in Shares.

9.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Shares.

10.	Such person or entity understands the various risks of an investment in the Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Shares.

11.	Such person or entity has read the Company’s Registration Statement available online at sec.gov and acknowledges that such information is sufficient for such person or entity to evaluate the risks of investing in the Shares.

12.	Such person or entity is not relying on any disclosures concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in the public reports filed by the Company with the SEC.

13.	Such person or entity will not sell or otherwise transfer the Shares unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

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14.	Such person or entity represents that the address furnished on its signature page to this Subscription Agreement is such person’s principal residence if such person is an individual or its principal business address if it is a corporation or other entity.

Dated: _____________, 2019

Print name of Investor

By:
Signature

Print name of Signatory (if different from Investor)

Title

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EXHIBIT D

Accredited Investor Certification

The term “accredited investor” means:

1.	Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2.	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

3.	Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4.	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

5.	Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

6.	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7.	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

8.	Any entity in which all of the equity owners are accredited investors.

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To be an Accredited Investor, you must meet one of the following tests. Please check the appropriate spaces below.

A.	Individual Accounts

The undersigned certifies that it is an “accredited investor” because:

1. _______ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year.

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If you checked “yes” to paragraph 1, please specify the dollar amount of your income in calendar years 2017 and 2018 and your projected income for 2019:

2017       $____________________

2018       $____________________

2019       $____________________ (projected)

Please describe type of income:

Individual	_____

Joint	_____

Trust	_____

Beneficiary	_____

Shareholder	_____

Partner	_____

OR

2. ___Yes____ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding home and personal property).

For purposes of this Certification, “individual income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Certification, “joint income” means, “adjusted gross income,” as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For the purposes of the Certification, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value, over total liabilities, including mortgages exceeding the estimated fair market value of the property and income taxes on unrealized appreciation of assets.

B.	Corporations, Partnerships, Employee Benefit Plans or IRA

1.	Has the subscribing entity been formed for the specific purpose of investing in the Shares? ____________ (yes/no)

If your answer to question 1 is “No,” CHECK whichever of the following statements (a-e) is applicable to the subscribing entity. If your answer to question 1 is “Yes,” the subscribing entity must be able to certify to statement (2) below in order to qualify as an “accredited investor.”

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The undersigned entity certifies that it is an “accredited investor” because it is:

(a) _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

(b) _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

(c) _______ each of its shareholders, partners, or beneficiaries meets at least one of the conditions described above under Individual Accounts. Please also CHECK the appropriate space in that section; or

(d) _______ the plan is a self-directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under Individual Accounts. Please also CHECK the appropriate space in that section; or

(e) _______ a corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

2.	If the answer to Question B.1. above is “Yes,” please certify the statement below is true and correct:

_______ The undersigned entity certifies that it is an accredited investor because each of its shareholder or beneficiaries meets at least one of the conditions described above under Individual Accounts. Please also CHECK the appropriate space in that section.

C.	TRUST ACCOUNT

1.	Has the subscribing entity been formed for the specific purpose of investing in the Shares? _______________ (yes/no)

If your answer to question 1 is “No,” CHECK whichever of the following statements (a-c) is applicable to the subscribing entity. If your answer to question 1 is “Yes,” the subscribing entity must be able to certify to the statement (c) below in order to qualify as an “accredited investor”.

The undersigned trustee certifies that the trust is an “accredited investor” because:

(a) _______ the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person;” (Note: Complete Section 2 below to show that the investment decision was made by a “sophisticated person”); or

(b) _______ the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; or

(c) _______ the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the conditions described above under Individual Accounts. Please also CHECK the appropriate space in that section.

D.	Any Entity (but not an individual person)

______ All of the equity owners of this entity are accredited investors. (If you are checking this option EACH owner of the entity must complete Individual Accounts, by checking option 1 or 2 or both, as applicable. Make copies to do this and note each owner’s name on each copy.)

E.	Investment Objective: The undersigned hereby certifies that (a) the undersigned’s objective is to invest in speculative securities in order to achieve maximum returns, and accordingly to speculate in micro-cap entities such as the Company, and (b) an investment in the Company’s speculative securities is suitable for the undersigned’s investment profile. (Please initial to acknowledge that you have approved this statement) __________________

Dated: _____________, 2019

Print name of Investor

By:
Signature

Print name of Signatory (if different from Investor)

Title

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